                                   EXHIBIT 23
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To SEI Investments Company:

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statements File No. 2-73997, File No. 2-75629, File No. 2-78133, File No. 2-80841, File No. 2-89659, File No. 33-19952, File No. 33-24595, File
No. 33-41602, File No. 333-41343, and File No. 333-63709.


                                                            ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
March 28, 2002

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